CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-6 of Pruco Life Variable Universal Account (“Registration Statement”) of our report dated April 7, 2020, relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020, relating to the consolidated financial statements of Pruco Life Insurance Company and its subsidiary, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
June 25, 2020

Appendix A

Prudential Government Money Market Portfolio	AST T. Rowe Price Large-Cap Growth Portfolio
Prudential Diversified Bond Portfolio	AST Cohen & Steers Realty Portfolio
Prudential Equity Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Flexible Managed Portfolio	AST T. Rowe Price Large-Cap Value Portfolio
Prudential Conservative Balanced Portfolio	AST Small-Cap Value Portfolio
Prudential Value Portfolio (Class I)	AST Mid-Cap Growth Portfolio
Prudential High Yield Bond Portfolio	AST Hotchkis & Wiley Large-Cap Value Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Loomis Sayles Large-Cap Growth Portfolio
Prudential Stock Index Portfolio	AST MFS Growth Portfolio
Prudential Global Portfolio	AST Small-Cap Growth Portfolio
Prudential Government Income Portfolio	AST BlackRock Low Duration Bond Portfolio
Prudential Jennison Portfolio (Class I)	AST T. Rowe Price Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio	AST MFS Global Equity Portfolio
T. Rowe Price International Stock Portfolio	AST J.P. Morgan International Equity Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)	AST Templeton Global Bond Portfolio
MFS® Growth Series (Initial Class)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
American Century VP Value Fund (Class I)	American Century VP Mid Cap Value Fund (Class I)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
American Century VP Income & Growth Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)	MFS® Utilities Series (Initial Class)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	AST BlackRock/Loomis Sayles Bond Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST T. Rowe Price Asset Allocation Portfolio
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Wellington Management Hedged Equity Portfolio
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	AST Balanced Asset Allocation Portfolio
Invesco V.I. Managed Volatility Fund (Series I)	AST Preservation Asset Allocation Portfolio
Invesco V.I. Technology Fund (Series I)	AST Fidelity Institutional AM℠ Quantitative Portfolio
Janus Henderson VIT Enterprise Portfolio (Service Shares)	AST Prudential Growth Allocation Portfolio
Janus Henderson VIT Balanced Portfolio (Service Shares)	AST Advanced Strategies Portfolio
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund (Series II)	AST AllianzGI World Trends Portfolio
Janus Henderson VIT Research Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	TOPS® Aggressive Growth ETF Portfolio (Class 2)
Janus Henderson VIT Overseas Portfolio (Service Shares)	TOPS® Balanced ETF Portfolio (Class 2)
Prudential SP International Growth Portfolio (Class I)	TOPS® Conservative ETF Portfolio (Class 2)
M Large Cap Growth Fund	TOPS® Growth ETF Portfolio (Class 2)
M Capital Appreciation Fund	TOPS® Moderate Growth ETF Portfolio (Class 2)
M International Equity Fund	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
M Large Cap Value Fund	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
ProFund VP Asia 30	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
ProFund VP Basic Materials	American Funds IS Growth Fund (Class 2)
ProFund VP Bear	American Funds IS Growth-Income Fund (Class 2)
ProFund VP Biotechnology	American Funds IS International Fund (Class 2)
ProFund VP UltraBull	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
ProFund VP Consumer Services	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
ProFund VP Oil & Gas	Franklin Income VIP Fund (Class 2)
ProFund VP Europe 30	Franklin Mutual Shares VIP Fund (Class 2)
ProFund VP Financials	Templeton Growth VIP Fund (Class 2)
ProFund VP Health Care	Hartford Capital Appreciation HLS Fund (Class IB)
ProFund VP Japan	Hartford Disciplined Equity HLS Fund (Class IB)
ProFund VP Mid-Cap Growth	Hartford Dividend and Growth HLS Fund (Class IB)
ProFund VP Mid-Cap Value	Hartford Growth Opportunities HLS Fund (Class IB)
ProFund VP Government Money Market	MFS® Total Return Bond Series (Initial Class)
ProFund VP NASDAQ-100	MFS® Value Series (Initial Class)
ProFund VP Pharmaceuticals	Invesco V.I. Growth and Income Fund (Series I)
ProFund VP Precious Metals	Fidelity® VIP Index 500 Portfolio (Service Class 2)
ProFund VP Real Estate	American Funds IS Blue Chip Income and Growth Fund (Class 2)
ProFund VP Short NASDAQ-100	AST Small-Cap Growth Opportunities Portfolio
ProFund VP Short Small-Cap	AST International Value Portfolio

ProFund VP Small-Cap	Calvert VP EAFE International Index Portfolio (Class F)
ProFund VP Small-Cap Growth	Calvert VP NASDAQ 100 Index Portfolio (Class F)
ProFund VP Technology	Calvert VP S&P MidCap 400 Index Portfolio (Class F)
ProFund VP Telecommunications	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP Bull
ProFund VP UltraMid-Cap	ProFund VP Utilities
ProFund VP UltraNASDAQ-100